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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in Registration Statements
Nos. 33-26867, 33-31564, 33-32683, 33-60785, 333-05399 and 333-36430 on Form S-8
and No. 333-60429 on Form S-3 of Lyondell Chemical Company of our report on Lyondell-CITGO Refining LP dated February 11, 1999, appearing in this Annual Report on Form 10-K of Lyondell Chemical Company for the year ended December 31, 2000.




/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Houston, Texas
March 14, 2001